UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 8, 2015

Rouse Properties, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-35278 (Commission File Number)	90-0750824 (IRS Employer Identification No.)

1114 Avenue of the Americas, Suite 2800 New York, New York	10036
(Address of Principal	(Zip Code)
Executive Offices)

Registrant’s telephone number,
including area code:
(212) 608-5108

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As discussed in Item 5.07 below, at a meeting held on May 8, 2015, the stockholders of Rouse Properties, Inc. (the “Company”) approved an amendment to the Rouse Properties, Inc. 2012 Equity Incentive Plan (the “Equity Plan”) to increase the number of shares of common stock of the Company authorized for issuance under the Equity Plan to 7,387,997 (the “Plan Amendment”).  Such approval of the Plan Amendment also constituted re-approval, for purposes of Section 162(m) of the Internal Revenue Code of 1986, of the material terms of the performance measures contained in the Equity Plan.  The Plan Amendment was approved by the Board of Directors of the Company and adopted by the Company, subject to the approval of the stockholders of the Company, on February 26, 2015.  A description of the material terms of the Plan Amendment was included in the definitive proxy statement of the Company filed with the Securities and Exchange Commission on March 25, 2015.

The foregoing description of the Plan Amendment is a summary and is qualified in its entirety by reference to the full text of the Plan Amendment, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The Company held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”) on May 8, 2015.

(b) At the Annual Meeting, the stockholders of the Company: (i) elected the eight persons listed below to serve as directors for a term expiring at the 2016 Annual Meeting of Stockholders; (ii) ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015; (iii) approved, on an advisory basis, the compensation paid to the Company’s named executive officers; and (iv) approved the Plan Amendment, as discussed in Item 5.02 above.  Set forth below are the voting results for each of the proposals voted upon by the stockholders of the Company:

Proposal 1:	The election of eight directors for a term expiring at the 2016 Annual Meeting of Stockholders.

Director Name	For	Withheld	Broker Non-Votes
Andrew Silberfein	51,044,305	280,745	1,773,962
Jeffrey Blidner	50,857,600	467,450	1,773,962
Richard Clark	50,902,514	422,536	1,773,962
Christopher Haley	50,982,452	342,598	1,773,962
Michael Hegarty	49,772,748	1,552,302	1,773,962
Brian Kingston	51,028,776	296,274	1,773,962
David Kruth	51,051,623	273,427	1,773,962
Michael Mullen	50,583,783	741,267	1,773,962

Proposal 2:	The ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015.

For	Against	Abstain	Broker Non-Votes
53,092,259	5,209	1,544	0

Proposal 3:	The approval, on an advisory basis, of named executive officer compensation.

For	Against	Abstain	Broker Non-Votes
39,201,052	11,102,732	1,021,266	1,773,962

Proposal 4:	The approval of an amendment to the Rouse Properties, Inc. 2012 Equity Incentive Plan to increase the number of shares of common stock authorized for issuance under such plan.

For	Against	Abstain	Broker Non-Votes
46,015,426	5,282,017	27,607	1,773,962

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

10.1	First Amendment to the Rouse Properties, Inc. 2012 Equity Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2015	ROUSE PROPERTIES, INC.

	By:	/s/ John Wain
		Name:	John Wain
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	First Amendment to the Rouse Properties, Inc. 2012 Equity Incentive Plan